UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21196 and 811-21299

Name of Fund: BBIF Money Fund and Master Money LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BBIF Money Fund and Master

Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2016

Date of reporting period: 03/31/2016

Item 1 – Report to Stockholders

MARCH 31, 2016

ANNUAL REPORT

BBIF Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BBIF MONEY FUND	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.27	3.05
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended March 31, 2016

The Federal Open Market Committee (the “Committee”) left rates unchanged at the March 16, 2016 meeting, which was not surprising in our opinion given low expectations for a rate increase on the heels of market turmoil earlier in the year. Indeed, the Committee continued to highlight concern about risks associated with global financial and economic developments, and downshifted its expectations for the pace of normalization. The Committee’s present forecast envisions two rate hikes of 25 basis points (0.25%) each during the balance of 2016, down from a projected four increases as of its December 16, 2015 meeting. A stronger-than-expected February employment report combined with recent upward pressure on the Core Personal Consumption Expenditures Index — the Committee’s preferred measure of inflation — suggest that it may not be overly optimistic to anticipate that conditions will ultimately line up behind at least one rate hike, possibly as soon as June. While not our base case, a number of Committee members even intimated that an increase in rates as soon as April was not out of the question. In our view, the fact that inflation has been running behind the Committee’s target for nearly four years reinforces a gradual approach to policy normalization.

While the Committee’s recent statement was generally perceived as “dovish,” anxiety about the prospect of negative interest rates seems to have diminished somewhat. At the post-meeting press conference, Chairwoman Yellen stated that the Committee is “not actively considering negative rates,” supporting our belief that the odds of such a development are relatively narrow.

The slope of the short-dated London Interbank Offered Rate (“LIBOR”) curve steepened in March in response to continued uncertainty about the path of interest rates and the possible shift of additional assets from prime to government money market funds later in the year. We would anticipate a continuation of this trend in the months ahead.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BBIF MONEY FUND	MARCH 31, 2016

Fund Information as of March 31, 2016

Investment Objective

BBIF Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

On July 28, 2015, the Board of Trustees of the Fund approved changes to the Fund’s principal investment strategies. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Board chose not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on January 4, 2016.

Current Seven-Day Yields

	7-Day SEC Yields	7-Day Yields
Class 1	0.00%	0.00%
Class 2	0.00%	0.00%
Class 3	0.00%	0.00%
Class 4	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains. Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class 1	$1,000.00	$1,000.00	$1.60	$1,000.00	$1.023.40	$1.62	0.32%
Class 2	$1,000.00	$1,000.00	$1.60	$1,000.00	$1.023.40	$1.62	0.32%
Class 3	$1,000.00	$1,000.00	$1.60	$1,000.00	$1.023.40	$1.62	0.32%
Class 4	$1,000.00	$1,000.00	$1.65	$1,000.00	$1.023.35	$1.67	0.33%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

BBIF MONEY FUND	MARCH 31, 2016	5

Statement of Assets and Liabilities	BBIF Money Fund

March 31, 2016

Assets
Investments at value — Master Money LLC (the “Master LLC”) (cost — $2,347,201,951)	$2,347,201,951
Prepaid expenses	287,061

Total assets	2,347,489,012

Liabilities
Payables:
Administration fees	503,740
Officer’s fees	2,284
Service and distribution fees	387
Other accrued expenses	24,960

Total liabilities	531,371

Net Assets	$2,346,957,641

Net Assets Consist of
Paid-in capital	$2,346,920,577
Accumulated net realized gain allocated from the Master LLC	37,064

Net Assets	$2,346,957,641

Net Asset Value
Class 1 — Based on net assets of $212,225,485 and 212,222,898 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 2 — Based on net assets of $268,730,608 and 268,727,342 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 3 — Based on net assets of $613,572,096 and 613,564,740 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 4 — Based on net assets of $1,252,429,452 and 1,252,414,451 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

See Notes to Financial Statements.

6	BBIF MONEY FUND	MARCH 31, 2016

Statement of Operations	BBIF Money Fund

Year Ended March 31, 2016

Investment Income
Net investment income allocated from the Master LLC:
Interest	$7,397,700
Expenses	(3,626,298)

Total income	3,771,402

Fund Expenses
Administration	6,089,718
Service and distribution—class specific	11,346,348
Registration	419,240
Transfer agent—class specific	247,283
Professional	47,980
Printing	35,155
Officer	1,521
Miscellaneous	16,671

Total expenses	18,203,916

Less:
Fees waived by the Administrator	(2,839,868)
Service and distribution fees waived—class specific	(11,346,348)
Transfer agent fees reimbursed—class specific	(247,218)

Total expenses after fees waived and/or reimbursed	3,770,482

Net investment income	920

Realized Gain Allocated from the Master LLC
Net realized gain from investments	88,719

Net Increase in Net Assets Resulting from Operations	$89,639

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2016	7

Statements of Changes in Net Assets	BBIF Money Fund

Increase (Decrease) in Net Assets:	Year Ended March 31,
	2016	2015

Operations
Net investment income	$920	$930
Net realized gain	88,719	139,903

Net increase in net assets resulting from operations	89,639	140,833

Distributions to Shareholders[1]
From net investment income:
Class 1	(90)	(99)
Class 2	(106)	(113)
Class 3	(241)	(257)
Class 4	(483)	(461)
From net realized gain:
Class 1	(6,858)	(13,487)
Class 2	(9,467)	(18,088)
Class 3	(24,589)	(41,558)
Class 4	(41,464)	(81,004)

Decrease in net assets resulting from distributions to shareholders	(83,298)	(155,067)

Capital Transactions
Net increase (decrease) in net assets from capital transactions	(50,671,730)	30,041,395

Net Assets
Total increase (decrease) in net assets	(50,665,389)	30,027,161
Beginning of year	2,397,623,030	2,367,595,869

End of year	$2,346,957,641	$2,397,623,030

[1] Distributions for annual periods determined in accordance with federal income tax regulations	.

See Notes to Financial Statements.

8	BBIF MONEY FUND	MARCH 31, 2016

Financial Highlights	BBIF Money Fund

	Class 1
	Year Ended March 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000	[1]
Net realized gain	0.0000 [1]	0.0001		0.0001	0.0000 [1]	0.0000	[1]

Net increase from investment operations	0.0000	0.0001		0.0001	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0000)[3]	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0000)[3]	(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0000)	(0.0001)		(0.0001)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	0.01%		0.01%	0.00%	0.00%

Ratios to Average Net Assets[5]
Total expenses	1.45%	1.45%	[6]	1.44%	1.53%	1.51%	[6]

Total expenses after fees waived and/or reimbursed	0.30%	0.24%	[6]	0.24%	0.31%	0.28%	[6]

Net investment income	0.00%	0.00%	[6]	0.00%	0.00%	0.00%	[6]

Supplemental Data
Net assets, end of year (000)	$212,225	$252,910		$268,531	$331,423	$385,378

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2016	9

Financial Highlights (continued)	BBIF Money Fund

	Class 2
	Year Ended March 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001
Net realized gain	0.0000 [1]	0.0001		0.0001	0.0000 [1]	0.0000	[1]

Net increase from investment operations	0.0000	0.0001		0.0001	0.0000	0.0001

Distributions:[2]
From net investment income	(0.0000)[3]	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0001)
From net realized gain	(0.0000)[3]	(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0000)	(0.0001)		(0.0001)	(0.0000)	(0.0001)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	0.01%		0.01%	0.00%	0.01%

Ratios to Average Net Assets[5]
Total expenses	1.10%	1.10%	[6]	1.09%	1.16%	1.15%	[6]

Total expenses after fees waived and/or reimbursed	0.30%	0.24%	[6]	0.24%	0.31%	0.27%	[6]

Net investment income	0.00%	0.00%	[6]	0.00%	0.00%	0.01%	[6]

Supplemental Data
Net assets, end of year (000)	$268,731	$276,325		$317,401	$380,400	$1,284,551

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BBIF MONEY FUND	MARCH 31, 2016

Financial Highlights (continued)	BBIF Money Fund

	Class 3
	Year Ended March 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001
Net realized gain	0.0000 [1]	0.0001		0.0001	0.0000 [1]	0.0000	[1]

Net increase from investment operations	0.0000	0.0001		0.0001	0.0000	0.0001

Distributions:[2]
From net investment income	(0.0000)[3]	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0001)
From net realized gain	(0.0000)[3]	(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0000)	(0.0001)		(0.0001)	(0.0000)	(0.0001)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	0.01%		0.01%	0.00%	0.01%

Ratios to Average Net Assets[5]
Total expenses	0.80%	0.79%	[6]	0.79%	0.84%	0.84%	[6]

Total expenses after fees waived and/or reimbursed	0.30%	0.24%	[6]	0.24%	0.31%	0.27%	[6]

Net investment income	0.00%	0.00%	[6]	0.00%	0.00%	0.01%	[6]

Supplemental Data
Net assets, end of year (000)	$613,572	$623,513		$695,307	$749,977	$1,790,033

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2016	11

Financial Highlights (concluded)	BBIF Money Fund

	Class 4
	Year Ended March 31,
	2016	2015		2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001
Net realized gain	0.0000 [1]	0.0001		0.0001	0.0000 [1]	0.0000	[1]

Net increase from investment operations	0.0000	0.0001		0.0001	0.0000	0.0001

Distributions:[2]
From net investment income	(0.0000)[3]	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0001)
From net realized gain	(0.0000)[3]	(0.0001)		(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0000)	(0.0001)		(0.0001)	(0.0000)	(0.0001)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	0.01%		0.01%	0.00%	0.01%

Ratios to Average Net Assets[5]
Total expenses	0.80%	0.79%	[6]	0.78%	0.84%	0.84%	[6]

Total expenses after fees waived and/or reimbursed	0.30%	0.24%	[6]	0.24%	0.31%	0.27%	[6]

Net investment income	0.00%	0.00%	[6]	0.00%	0.00%	0.01%	[6]

Supplemental Data
Net assets, end of year (000)	$1,252,429	$1,244,875		$1,086,357	$1,357,416	$2,046,505

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BBIF MONEY FUND	MARCH 31, 2016

Notes to Financial Statements	BBIF Money Fund

1. Organization:

BBIF Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At March 31, 2016, the percentage of the Master LLC owned by the Fund was 31.2%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares, designated Class 1, Class 2, Class 3 and Class 4 Shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions except that each class bears certain expenses related to shareholder servicing and distribution of such shares and the additional incremental transfer agency costs resulting from the conversion of shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Fund and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

On July 28, 2015, the Board approved changes to the Fund’s principal investment strategies. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Board chose not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on January 4, 2016.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition, the Fund accrues its own expenses.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as interest income in the Statement of Operations.

BBIF MONEY FUND	MARCH 31, 2016	13

Notes to Financial Statements (continued)	BBIF Money Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s policy is to fair value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration

The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees

The Fund entered into a Distribution Agreement and a Distribution and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Class 1	Class 2	Class 3	Class 4
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	0.750%	0.425%	0.125%	0.125%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Class 1, Class 2, Class 3 and Class 4 shareholders.

For the year ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Class 1	Class 2	Class 3	Class 4	Total
$2,366,628	$1,878,699	$2,384,824	$4,716,197	$11,346,348

Transfer Agent

For the year ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class 1	Class 2	Class 3	Class 4	Total
$100,289	$33,486	$33,334	$80,174	$247,283

Expense Limitations and Waivers

The Fund entered into a contractual arrangement with the Administrator and BRIL to waive and/or reimburse a portion of the Fund’s direct fees and expenses, which excludes fees and expenses allocated from the Master LLC, to ensure that the net expenses for the Fund’s Class 2 Shares are 0.32% higher than those of BIF Money Fund, and the net expenses for the Fund’s Class 3 and Class 4 Shares are equal to those of BIF Money Fund, without giving effect to any voluntary fee waivers. The fee/expense waiver includes service and distribution fees. The Administrator and BRIL have agreed not to reduce or discontinue this contractual waiver or reimbursement until August 1, 2017. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Directors or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in service and distribution fees waived and/or reimbursed — class specific in the Statement of Operations.

For the year ended March 31, 2016, the amounts included in service and distribution fees waived and/or reimbursed — class specific were as follow:

Class 1	Class 2	Class 3	Class 4	Total
$2,366,628	$1,878,699	$2,384,824	$4,716,197	$11,346,348

14	BBIF MONEY FUND	MARCH 31, 2016

Notes to Financial Statements (continued)	BBIF Money Fund

For the year ended March 31, 2016, the amounts included in transfer agent fees reimbursed — class specific were as follow:

Class 1	Class 2	Class 3	Class 4	Total
$100,283	$33,478	$33,317	$80,140	$247,218

Officers and Directors

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	3/31/16	3/31/15
Ordinary income	$83,298	$154,389
Long-term capital gains	—	678

Total	$83,298	$155,067

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$37,064

Total	$37,064

As of period end, there were no significant differences between the book and tax components of net assets.

6. Principal Risks:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. The changes may affect a money market fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2016	Year Ended March 31, 2015
Class 1
Shares sold	3,016,945,050	3,136,311,829
Shares issued in reinvestment of distributions	6,868	13,492
Shares redeemed	(3,057,636,434)	(3,151,945,085)

Net decrease	(40,684,516)	(15,619,764)

BBIF MONEY FUND	MARCH 31, 2016	15

Notes to Financial Statements (concluded)	BBIF Money Fund

	Year Ended March 31, 2016	Year Ended March 31, 2015
Class 2
Shares sold	2,000,854,657	2,373,259,501
Shares issued in reinvestment of distributions	9,469	18,090
Shares redeemed	(2,008,459,433)	(2,414,350,619)

Net decrease	(7,595,307)	(41,073,028)

Class 3
Shares sold	3,320,729,618	3,752,338,872
Shares issued in reinvestment of distributions	24,652	41,620
Shares redeemed	(3,330,697,069)	(3,824,168,866)

Net decrease	(9,942,799)	(71,788,374)

Class 4
Shares sold	12,106,682,067	11,876,371,744
Shares issued in reinvestment of distributions	41,744	81,283
Shares redeemed	(12,099,172,919)	(11,717,930,466)

Net increase	7,550,892	158,522,561

Total Net Increase (Decrease)	(50,671,730)	30,041,395

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BBIF MONEY FUND	MARCH 31, 2016

Report of Independent Registered Public Accounting Firm	BBIF Money Fund

To the Shareholders and Board of Trustees of BBIF Money Fund:

We have audited the accompanying statement of assets and liabilities of BBIF Money Fund (the “Fund”) as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBIF Money Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 24, 2016

Important Tax Information (Unaudited)

During the fiscal year ended March 31, 2016 the following information is provided with respect to the ordinary income distributions paid by BBIF Money Fund:

Federal Obligation Interest[1]
Months Paid:	April 2015 - March 2016	0.21%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]
Months Paid:	April 2015 - December 2015	99.99%
	January 2016 - March 2016	100.00%

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BBIF MONEY FUND	MARCH 31, 2016	17

Master LLC Portfolio Information	Master Money LLC

As of March 31, 2016

Portfolio Composition	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	56%
Repurchase Agreements	33
U.S. Treasury Obligations	12
Liabilities in Excess of Other Assets	(1)

Total	100%

18	BBIF MONEY FUND	MARCH 31, 2016

Schedule of Investments March 31, 2016	Master Money LLC (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Discount Notes (a):
0.38%, 4/06/16	$175,000	$174,988,917
0.53%, 7/13/16	20,000	19,969,378
Fannie Mae Variable Rate Notes (b):
0.51%, 10/21/16	30,000	29,999,385
0.45%, 8/16/17	100,000	99,986,068
0.45%, 10/05/17	59,000	58,986,352
Federal Farm Credit Bank Discount Notes (a):
0.33%, 5/09/16 - 5/19/16	45,000	44,980,246
0.35%, 6/03/16	30,000	29,981,333
Federal Farm Credit Bank Variable Rate Notes (b):
0.56%, 4/24/17	58,000	57,996,767
0.44%, 9/22/17	138,500	138,489,650
0.42%, 9/25/17	20,000	19,994,162
0.50%, 11/20/17	50,000	49,995,858
0.57%, 12/04/17	75,000	75,000,000
0.54%, 1/23/18	24,000	24,000,426
0.59%, 1/26/18 –4/09/18	90,000	89,986,590
Federal Home Loan Bank (a):
0.40%, 4/27/16 - 6/03/16	281,770	281,653,027
0.37%, 6/22/16	56,320	56,271,956
Federal Home Loan Bank Discount Notes (a):
0.34%, 4/06/16 - 7/05/16	490,895	490,704,922
0.37%, 4/08/16 - 6/22/16	165,000	164,956,606
0.36%, 4/13/16	153,000	152,979,834
0.40%, 4/27/16 - 6/03/16	711,270	710,803,662
0.33%, 5/04/16	116,000	115,963,408
0.39%, 5/27/16 - 6/10/16	357,000	356,745,644
0.51%, 7/29/16 - 9/23/16	87,173	86,986,164
0.50%, 9/19/16 - 9/27/16	84,000	83,794,444
0.59%, 12/23/16	41,760	41,581,035
Federal Home Loan Bank Variable Rate Notes (b):
0.52%, 5/20/16	25,000	24,999,475
0.52%, 6/21/16	25,995	25,995,254
0.43%, 7/06/16	80,000	80,000,000
0.49%, 2/10/17	50,000	49,993,131
0.48%, 2/14/17	103,000	102,953,666
0.54%, 8/25/17	52,000	52,000,000
Freddie Mac, 0.88%, 2/22/17	30,440	30,471,375
Freddie Mac Discount Notes (a):
0.34%, 6/03/16	25,000	24,984,933
0.37%, 7/06/16	75,000	74,925,229
0.50%, 7/07/16	116,000	115,842,111
0.45%, 8/24/16	46,265	46,180,566
Freddie Mac Variable Rate Notes (b):
0.43%, 9/16/16	25,000	25,000,000
0.47%, 4/27/17	60,000	59,986,880
0.56%, 7/21/17	8,100	8,098,911
Total U.S. Government Sponsored Agency Obligations — 55.5%		4,178,227,365

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.26%, 4/07/16	$150,000	$149,992,417
0.60%, 6/16/16	125,000	124,843,193
0.47%, 8/04/16	75,000	74,879,119
0.41%, 8/18/16	100,000	99,842,305
0.48%, 9/08/16	100,000	99,787,569
0.67%, 3/02/17	15,890	15,792,118
U.S. Treasury Notes:
0.37%, 4/30/16 (b)	35,000	35,000,000
0.50% - 3.25%, 7/31/16	236,000	236,748,123
0.47%, 10/31/17 (b)	16,452	16,412,085
0.57%, 1/31/18 (b)	65,000	64,974,729
Total U.S. Treasury Obligations — 12.2%		918,271,658

Repurchase Agreements
BNP Paribas Securities Corp., 0.30%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $41,860,349, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 8.75%, due 4/28/16 to 11/15/42, original par and fair values of $41,346,716 and $42,697,209, respectively)	41,860	41,860,000
BNP Paribas Securities Corp., 0.31%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $20,000,172, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 7.00%, due 3/01/22 to 3/01/46, original par and fair values of $22,183,925 and $20,599,977, respectively)	20,000	20,000,000
BNP Paribas Securities Corp., 0.30%, 4/07/16 (Purchased on 3/31/16 to be repurchased at $107,006,242, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 2.13%, due 4/28/16 to 11/15/25, original par and fair values of $107,203,276 and $109,140,007, respectively)	107,000	107,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $172,437,193)		168,860,000
Credit Agricole Corp., 0.28%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $20,000,156, collateralized by various U.S. Government Sponsored Agency Obligations, 1.50% to 2.38%, due 1/15/17 to 3/31/23, original par and fair values of $16,872,700 and $20,400,079, respectively)	20,000	20,000,000
Total Value of Credit Agricole Corp. (collateral value of $20,400,079)		20,000,000
Federal Reserve Bank of New York, 0.25%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $302,002,097, collateralized by various U.S. Treasury Obligations, 2.75% to 4.50%, due 2/15/24 to 8/15/39, original par and fair values of $245,876,700 and $302,002,117, respectively)	302,000	302,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $302,002,117)		302,000,000

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2016	19

Schedule of Investments (continued)	Master Money LLC

Repurchase Agreements	Par (000)	Value
Goldman Sachs & Co., 0.37%, 4/07/16 (Purchased on 3/31/16 to be repurchased at $62,004,461, collateralized by various U.S. Government Sponsored Agency Obligations, 2.51% to 5.50%, due 1/01/26 to 3/01/45, original par and fair values of $95,401,434 and $63,939,913, respectively)	$62,000	$62,000,000
Total Value of Goldman Sachs & Co. (collateral value of $63,939,913)		62,000,000
J.P. Morgan Securities LLC, 0.60%, 5/05/16 (Purchased on 3/31/16 to be repurchased at $170,099,167, collateralized by various U.S. Government Sponsored Agency Obligations, 0.01% to 7.67%, due 6/25/20 to 2/25/46, original par and fair values of $4,082,269,152 and $188,700,682, respectively) (c)	170,000	170,000,000
J.P. Morgan Securities LLC, 0.31%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $50,454,434, collateralized by a U.S. Government Sponsored Agency Obligation, 1.63%, due 11/30/20, original par and fair value of $50,290,000 and $51,468,126, respectively)	50,454	50,454,000
Total Value of J.P. Morgan Securities LLC (collateral value of $240,168,808)		220,454,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.28%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $15,480,120, collateralized by a U.S. Government Sponsored Agency Obligation, 3.75%, due 11/15/43, original par and fair value of $12,647,000 and $15,789,641, respectively)	15,480	15,480,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $240,002,000, collateralized by various U.S. Government Sponsored Agency Obligations, 2.32% to 4.50%, due 1/01/34 to 4/01/46, original par and fair values of $304,795,351 and $247,200,000, respectively)	240,000	240,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.38%, 4/07/16 (Purchased on 3/31/16 to be repurchased at $57,004,212, collateralized by various U.S. Government Sponsored Agency Obligations, 1.22% to 6.32%, due 5/15/27 to 10/20/65, original par and fair values of $1,675,220,975 and $62,279,060, respectively)	57,000	57,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $325,268,701)		312,480,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 0.34%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $175,001,653, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 6.32%, due 6/25/32 to 8/25/54, original par and fair values of $1,470,633,370 and $188,978,569, respectively)	$175,000	$175,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $188,978,569)		175,000,000
Morgan Stanley & Co. LLC, 0.29%, 4/01/16 (Purchased on 3/31/2016 to be repurchased at $80,000,644, collateralized by various U.S. Government Sponsored Agency Obligations, 2.13% to 4.00%, due 5/15/25 to 8/01/45, original par and fair values of $78,849,630 and $81,600,680, respectively)	80,000	80,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $81,600,680)		80,000,000
RBC Capital Markets LLC, 0.27%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $32,000,240, collateralized by a U.S. Government Sponsored Agency Obligation, 2.13%, due 12/31/22, original par and fair value of $31,356,400 and $32,640,053, respectively)	32,000	32,000,000
RBC Capital Markets LLC, 0.29%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $280,002,256, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 49.41%, due 7/01/20 to 3/20/62, original par and fair values of $1,749,768,718 and $291,122,138, respectively)	280,000	280,000,000
Total Value of RBC Capital Markets LLC (collateral value of $323,762,191)		312,000,000
Societe Generale SA, 0.32%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $50,000,444, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 8.75%, due 1/15/17 to 8/15/41, original par and fair values of $39,772,700 and $51,000,074, respectively)	50,000	50,000,000
Societe Generale SA, 0.35%, 4/07/16 (Purchased on 3/10/16 to be repurchased at $152,041,378, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 3.63%, due 4/21/16 to 8/15/41, original par and fair values of $176,804,300 and $155,040,012, respectively) (c)	152,000	152,000,000
Total Value of Societe Generale SA (collateral value of $206,040,086)		202,000,000

See Notes to Financial Statements.

20	BBIF MONEY FUND	MARCH 31, 2016

Schedule of Investments (concluded)	Master Money LLC

Repurchase Agreements	Par (000)	Value
TD Securities (USA) LLC, 0.30%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $250,002,083, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 3.25%, due 6/30/16 to 2/15/44, original par and fair values of $303,376,800 and $255,000,063, respectively)	$250,000	$250,000,000
TD Securities (USA) LLC, 0.32%, 4/01/16 (Purchased on 3/31/16 to be repurchased at $50,000,444, collateralized by various U.S. Government Sponsored Agency Obligations, 2.63% to 3.50%, due 11/15/20 to 9/01/45, original par and fair values of $50,318,685 and $51,499,993, respectively)	50,000	50,000,000
Total Value of TD Securities (USA) LLC (collateral value of $306,500,056)		300,000,000

Repurchase Agreements	Par (000)	Value
Wells Fargo Securities LLC, 0.34%, 4/05/16 (Purchased on 3/29/16 to be repurchased at $96,006,347, collateralized by a U.S. Government Sponsored Agency Obligation, 3.50%, due 3/01/46, original par and fair value of $94,256,469 and $98,880,000, respectively)	$96,000	$96,000,000
Wells Fargo Securities LLC, 0.34%, 4/07/16 (Purchased on 3/31/16 to be repurchased at $220,014,544, collateralized by a Corporate Debt/Obligation, 3.50%, due 3/01/46, original par and fair value of $216,004,408 and $226,600,000, respectively)	220,000	220,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $325,480,000)		316,000,000
Total Repurchase Agreements — 32.9%		2,470,794,000
Total Investments (Cost — $7,567,293,023*) — 100.6%		7,567,293,023
Liabilities in Excess of Other Assets — (0.6)%		(43,053,627)

Net Assets — 100.0%		$7,524,239,396

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates at the time of purchase.

(b)	Variable rate security. Rate as of period end.

(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments[1]	—	$7,567,293,023	—	$7,567,293,023
[1] See above Schedule of Investments for values in each security type.

The Master LLC may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank overdraft of $1,419,997 is categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2016	21

Statement of Assets and Liabilities	Master Money LLC

March 31, 2016

Assets
Investments at value — unaffiliated (cost — $5,096,499,023)	$5,096,499,023
Repurchase agreements at value (cost — $2,470,794,000)	2,470,794,000
Interest receivable	1,176,771
Prepaid expenses	19,029

Total assets	7,568,488,823

Liabilities
Bank overdraft	1,419,997
Payables:
Investments purchased	41,581,035
Investment advisory fees	895,672
Directors’ fees	43,838
Other affiliates	20,373
Other accrued expenses	288,512

Total liabilities	44,249,427

Net Assets	$7,524,239,396

Net Assets Consist of
Investors’ capital	$7,524,239,396

Statement of Operations	Master Money LLC

Year Ended March 31, 2016

Investment Income
Income	$22,703,731

Expenses
Investment advisory	10,221,863
Accounting services	407,461
Custodian	196,003
Directors	180,270
Professional	64,408
Printing	4,288
Miscellaneous	59,374

Total expenses	11,133,667

Net investment income	11,570,064

Realized Gain
Net realized gain from investments	276,266

Net Increase in Net Assets Resulting from Operations	$11,846,330

See Notes to Financial Statements.

22	BBIF MONEY FUND	MARCH 31, 2016

Statements of Changes in Net Assets	Master Money LLC

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$11,570,064	$6,536,725
Net realized gain	276,266	428,569

Net increase in net assets resulting from operations	11,846,330	6,965,294

Capital Transactions
Proceeds from contributions	54,831,111,886	55,669,973,133
Value of withdrawals	(54,543,556,922)	(55,829,531,267)

Net increase (decrease) in net assets derived from capital transactions	287,554,964	(159,558,134)

Net Assets
Total increase (decrease) in net assets	299,401,294	(152,592,840)

Beginning of year	7,224,838,102	7,377,430,942

End of year	$7,524,239,396	$7,224,838,102

Financial Highlights	Master Money LLC

	Year Ended March 31,
	2016	2015	2014	2013	2012

Total Return
Total return	0.15%	0.10%	0.10%	0.15%	0.13%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Total expenses after fees waived and paid indirectly	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	0.15%	0.09%	0.09%	0.16%	0.13%

Supplemental Data
Net assets, end of year (000)	$7,524,239	$7,224,838	$7,377,431	$8,392,023	$11,069,841

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2016	23

Notes to Financial Statements	Master Money LLC

1. Organization:

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

On July 28, 2015, the Board approved changes to the Master LLC’s principal investment strategies. Under its new principal investment strategies, the Master LLC will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Board chose not to subject the Master LLC to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Master LLC’s weekly liquid assets. These changes became effective January 4, 2016.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

24	BBIF MONEY FUND	MARCH 31, 2016

Notes to Financial Statements (continued)	Master Money LLC

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Master LLC’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repo arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Master LLC and its counterparties. Typically, the Master LLC and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Master LLC, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master LLC under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Master LLC, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master LLC receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master LLC would recognize a liability with respect to such excess collateral. The liability reflects the Master LLC’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 Million — $1 Billion	0.175%
Greater than $1 Billion	0.125%

Expense Waivers

The Manager voluntarily agreed to waive a portion of the investment advisory fees and/or reimburse operating expenses to enable the feeder funds that invest in the Master LLC to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statement of Operations as fees waived by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time.

For the year ended March 31, 2016, the Master LLC reimbursed the Manager $78,519 for certain accounting services, which is included in accounting services in the Statement of Operations.

BBIF MONEY FUND	MARCH 31, 2016	25

Notes to Financial Statements (concluded)	Master Money LLC

Officers and Directors

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

6. Income Tax Information:

The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended March 31, 2016. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

7. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers of securities owned by the Master LLC. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. The changes may affect a money market fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Counterparty Credit Risk: Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BBIF MONEY FUND	MARCH 31, 2016

Report of Independent Registered Public Accounting Firm	Master Money LLC

To the Investors and Board of Directors of Master Money LLC:

We have audited the accompanying statement of assets and liabilities of Master Money LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Money LLC as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 24, 2016

BBIF MONEY FUND	MARCH 31, 2016	27

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 156 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 156 Portfolios	None
Susan J. Carter 1956	Director	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	33 RICs consisting of 156 Portfolios	None
Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 156 Portfolios	None
Neil A. Cotty 1954	Director	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 156 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 156 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 156 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 156 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	33 RICs consisting of 156 Portfolios	None
Mark Stalnecker 1951	Director	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 156 Portfolios	None

28	BBIF MONEY FUND	MARCH 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2] (concluded)
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 156 Portfolios	None
Claire A. Walton 1957	Director	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 156 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	33 RICs consisting of 156 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Fund/Master LLC.

[3]    Date shown is the earliest date a person has served for the Fund/Master LLC. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s/Master LLC’s board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[4]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 231 Portfolios	None
John M. Perlowski 1964	Director, President, and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 329 Portfolios	None
[4] Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates.

BBIF MONEY FUND	MARCH 31, 2016	29

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Directors for details.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock since 2016; Director of BlackRock from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master’s LLC Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Directors of the Fund/Master LLC.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Director of the Fund/Master LLC.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Directors of the Fund/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund/Master LLC 100 Bellevue Parkway Wilmington, DE 19809

		Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

30	BBIF MONEY FUND	MARCH 31, 2016

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Fund.

		Votes For	Votes Withheld
Approved the Trustees as follows:	David O. Beim	2,443,535,137	28,556,405
	Susan J. Carter	2,441,763,061	30,328,481
	Collette Chilton	2,441,226,999	30,864,543
	Neil A. Cotty	2,443,535,137	28,556,405
	Matina S. Horner	2,442,893,179	29,198,363
	Rodney D. Johnson	2,443,535,137	28,556,405
	Cynthia A. Montgomery	2,441,868,958	30,222,584
	Joseph P. Platt	2,443,535,137	28,556,405
	Robert C. Robb, Jr.	2,442,893,179	29,198,363
	Mark Stalnecker	2,443,535,137	28,556,405
	Kenneth L. Urish	2,443,535,137	28,556,405
	Claire A. Walton	2,443,535,137	28,556,405
	Frederick W. Winter	2,443,535,137	28,556,405
	Barbara G. Novick	2,443,535,137	28,556,405
	John M. Perlowski	2,443,530,117	28,561,425

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

BBIF MONEY FUND	MARCH 31, 2016	31

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

32	BBIF MONEY FUND	MARCH 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectuses. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BBIFM-3/31-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. Each registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BBIF Money Fund	$7,363	$7,363	$0	$0	$9,792	$9,792	$0	$0
Master Money LLC	$31,713	$31,713	$0	$0	$13,260	$13,260	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant

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and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BBIF Money Fund	$9,792	$9,792
Master Money LLC	$13,260	$13,260

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

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Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BBIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: June 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BBIF Money Fund and Master Money LLC

Date: June 2, 2016

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